                                                                                                                        EXHIBIT 99.2

[GOLDMAN SACHS LOGO]

                                                          GSAMP 2002 WMC-1
                                                      Portfolio Summary Report
                                                  Prepared by Goldman, Sachs & Co.



PG       Pool Classification       Loans       Principal Balance      Curr WAC     Orig WAM     Am WAM     St WAM COMOLTV      FICO
------------------------------------------------------------------------------------------------------------------------------------
0001     CONFORMING     , 1        1,671         $266,318,461.54        8.237      358.84      357.11     357.46     90.78   636.869
0002     CONFORMING     , 2          582          $21,643,097.76       12.441      180.00      355.90     178.66     99.52   659.329
0003     NON CONFORMING , 1          475         $145,169,272.15        8.112      358.34      356.59     356.95     89.02   636.715
0004     NON CONFORMING , 2          310          $21,932,680.16       11.502      180.00      355.40     178.70     98.88   678.444
------------------------------------------------------------------------------------------------------------------------------------
 *** TOTALS ***                    3,038         $455,063,511.61
------------------------------------------------------------------------------------------------------------------------------------


Disclaimer:
Copyright 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or
(ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman
Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and
Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in
Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


[GOLDMAN SACHS LOGO]
                                                     Project: GSAMP 2002 WMC-1
                                                        Deal Name CONFORMING
                                                         Lien Position 1 :



Loans       Principal Balance      Curr WAC    Orig WAM       Am WAM     St WAM         St Age      1st Cap        Per Cap
------------------------------------------------------------------------------------------------------------------------------------
1,671       $266,318,461.54        8.237       358.84         357.11     357.46         0.38        1.594          1.000
------------------------------------------------------------------------------------------------------------------------------------




(Table Continued)

Loans         Life Ca        Mtr 7/0        Margin        _Minra         SUBOLTV        COMOLTV       PP Rter        FICO
------------------------------------------------------------------------------------------------------------------------------------
1,671        14.754          23.37          6.024         8.268          81.13          90.78         22.66          636.869
------------------------------------------------------------------------------------------------------------------------------------




Current Rate                   Principal Balance           Orig Term             Rem Term                    AM WAM
------------------------------------------------------------------------------------------------------------------------------------
5-5.9%     0.56       $0 - $50,000              0.84      180     0.61     121 - 180 Mths       0.61       Missing              0.03
6-6.9%     12.31      $50,000 - $100,00        10.02      240     0.05     181 - 240 Mths       0.05       121 - 180 Mths       0.65
7-7.9%     39.45      $100,000 - $150,0        20.55      360    99.34     301 - 360 Mths       99.34      181 - 240 Mths       0.20
8-8.9%     27.21      $150,000 - $200,0        24.23                                                       241 - 300 Mths       0.07
9-9.9%     13.61      $200,000 - $250,0        24.08                                                       301 - 360 Mths      99.34
10-10.9%    5.40      $250,001 - $275,0         9.21
11-11.9%    1.36      $275,001 - $350,0         9.73
12-12.9%    0.09      $350,001 - $450,0         1.17
                      $450,001 - $550,0         0.17




(Table Continued)


Current Rate                  Age
---------------------------------------------------
5-5.9%     0.56                  0            64.77
6-6.9%     12.31                 1            33.21
7-7.9%     39.45                 2             1.73
8-8.9%     27.21                 3             0.22
9-9.9%     13.61                 5             0.07
10-10.9%    5.40
11-11.9%    1.36
12-12.9%    0.09


------------------------------------------------------------------------------------------------------------------------------------


Geography                            City                        Zip                    Property Type
------------------------------------------------------------------------------------------------------------------------------------
California       53.38              LOS ANGE   3.23             91344    0.81       SINGLE FAM           69.01
Arizona           5.38              PHOENIX    1.52             93033    0.71       CONDO                10.73
Florida           3.76              OXNARD     1.42             91304    0.66       PUD DET              10.38
New York          3.35              SAN DIEG   1.36             91335    0.65       2-4 FAMILY            7.53
Pennsylvani       2.77              LONG BEA   1.25             93030    0.63       PUD ATT               2.23
Texas             2.75              SIMI VAL   1.10             91342    0.62       MAN HOUSING           0.12
Virginia          2.67              CORONA     0.94             90808    0.56
Massachuset       2.64              LAS VEGA   0.90             93065    0.55
Colorado          2.63              MESA       0.82             93063    0.55
Illinois          2.58              GLENDALE   0.81             91331    0.46
Michigan          2.16              GRANADA    0.81             91977    0.45
Georgia           2.06              SACRAMEN   0.75             91306    0.45
*More*           13.87             *More*     85.07            *More*   92.90




(Table Continued)

Geography       Nbr Units                Purpose                                     Subj OLTV             Comb OLTV
---------------------------------------------------------------------------------------------------------------------------
California      1          92.69         Purchase            60.47       Missing          0.10        0.01-50.00       0.99
Arizona         2           4.10         Cash out Refi       33.50       0.01-50.00       1.03        50.01-60.0       1.74
Florida         4           1.63         Rate/Term Ref        6.02       50.01-60.0       1.95        60.01-70.0       4.57
New York        3           1.58                                         60.01-70.0       4.64        70.01-75.0       4.08
Pennsylvani                                                              70.01-75.0       5.15        75.01-80.0       9.15
Texas                                                                    75.01-80.0      56.53        80.01-85.0       9.56
Virginia                                                                 80.01-85.0       9.95        85.01-90.0      12.56
Massachuset                                                              85.01-90.0      12.39        90.01-95.0      12.21
Colorado                                                                 90.01-95.0       7.23        95.01-100.      45.14
Illinois                                                                 95.01-100.       1.03
Michigan
Georgia
*More*


---------------------------------------------------------------------------------------------------------------------------





                Occupancy           FICO                        Doc                            Amort                 Grade
------------------------------------------------------------------------------------------------------------------------------------
Owner Occu    94.43        Missing         0.06        Full Doc             47.65         2/28 ARM    86.13         A        18.60
Investment     4.48        500-539         5.99        Streamlined          23.97         3/27 ARM     5.79         A-       14.69
Second Hom     1.09        540-559         4.84        Stated Doc           16.44         Fixed        8.08         AA       49.26
                           560-579         5.71        Alt Doc               5.53                                   B         9.22
                           580-599         7.28        Lite Doc              3.82                                   B+        6.75
                           600-619        11.23        Limited Doc           2.48                                   C         1.49
                           620-639        15.74                              O.11
                           640-659        16.84
                           660-679        11.45
                           680-699         6.91
                           700-719         5.54
                           720-739         3.67
                           *More*          4.74



------------------------------------------------------------------------------------------------------------------------------------




        Margins                1st Rate Cap         Per Rate Cap         1st Rate Adj Dt              Life Adj Cap
------------------------------------------------------------------------------------------------------------------------------------
Missing         8.17                     8.08                                .       8.08         N/A             8.17
0.01-3.00       0.10         1.00        0.07        .       8.08        FEB2003     0.07         9.00- 9.49%     0.09
3.01-5.00      13.39         1.50       86.06       1.00    91.92        MAR2004     0.07         11.00-11.49%    0.09
5.01-6.00      37.86         3.00        5.79                            MAY2004     0.12         11.50-11.99%    0.05
6.01-6.50      17.55                                                     JUN2004     1.13         12.00-12.49%    0.60
6.51-7.00       9.81                                                     JUL2004    27.48         12.50-12.99%    1.39
7.01-7.50       4.69                                                     AUG2004    57.21         13.00-13.49%   10.84
7.51-8.00       7.48                                                     SEP2004     0.09         13.50-13.99%    8.77
8.01-8.50       0.70                                                     MAY2005     0.08         14.00-14.49%   23.61
8.51-9.00       0.24                                                     JUN2005     0.18         14.50-14.99%    8.07
                                                                         JUL2005     2.50         15.00-15.49%   18.71
                                                                         *More*      2.99         *More*         19.61


(Table Continued)


       Margins           Prepay Months               Sect 32            Balloons
--------------------------------------------------------------------------------
Missing                0.00         11.00         N          100.00     100.00
0.01-3.00             12.00          3.89
3.01-5.00             24.00         73.72
5.01-6.00             36.00          8.17
6.01-6.50             60.00          3.22
6.51-7.00
7.01-7.50
7.51-8.00
8.01-8.50
8.51-9.00


Disclaimer:
Copyright 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable to update on a basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or
(ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman
Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and
Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in
Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]


                            Project: GSAMP 2002 WMC-1
                              Deal Name CONFORMING
                                Lien Position 2 :

Loans   Principal Balance   Curr WAC   Orig WAM   Am WAM   St WAM   St Age   1st Cap   Per Cap
----------------------------------------------------------------------------------------------
582       $21,643,097.76    12.441      180.00    355.90   178.66    0.34     .         .
----------------------------------------------------------------------------------------------

Loans   Life Ca   MTR 7/0   Margin   _Minra   SUBOLTV   COMOLTV   PP Rter    FICO
-----------------------------------------------------------------------------------
582      .         .         .        .        19.59     99.52     20.56    659.329
-----------------------------------------------------------------------------------


 Current Rate        Principal Balance       Orig Term          Rem Term                   AM WAM            Age
--------------------------------------------------------------------------------------------------------------------
 9-9.9%    0.26   $0 - $50,000        69.33  180 100.00   121 - 180 Mths  100.00  121 - 180 Mths   1.50   0    66.52
10-10.9%  12.65   $50,000 - $100,00   30.14                                       301 - 360 Mths  98.33   1    32.90
11-11.9%  33.95   $100,000  - $150,0   0.53                                       361 - 420 Mths   0.18   2     0.58
12-12.9%  23.58
13-13.9%  25.77
14-14.9%   3.78


     Geography            City               Zip           Property Type      Nbr Units
---------------------------------------------------------------------------------------
California   58.93   LOS ANGE   3.62    93033    1.72   SINGLE FAM   70.18   1    96.45
Arizona       7.42   OXNARD     3.10    91342    1.23   CONDO        11.60   2     1.59
Florida       3.99   PHOENIX    2.56    93030    1.10   PUD DET      11.44   4     1.46
Texas         3.90   SAN DIEG   1.74    91331    0.97   2-4 FAMILY    3.55   3     0.50
Colorado      3.43   LAS VEGA   1.57    91790    0.93   PUD ATT       3.09
Nevada        2.74   CORONA     1.49    91335    0.92                 0.13
Virginia      2.59   WEST COV   1.41    91344    0.80
Georgia       2.57   SIMI VAL   1.35    92882    0.76
Pennsylvani   2.26   LONG BEA   1.28    91343    0.75
New York      1.56   ESCONDID   1.28    93063    0.72
Michigan      1.50   RIVERSID   1.18    91311    0.68
Maryland      1.48   PALMDALE   1.16    91722    0.66
*More*        7.65   *More*    78.25    *More*  88.77
---------------------------------------------------------------------------------------

  Geography       Purpose              Subj OLTV           Comb OLTV
-------------------------------------------------------------------------
California   Purchase       83.23   0.01-50.00  100.00  85.01-90.0   1.19
Arizona      Cash out Refi  13.05                       90.01-95.0   6.71
Florida      Rate/Term Ref   3.72                       95.01-100.  92.10
Texas
Colorado
Nevada
Virginia
Georgia
Pennsylvani
New York
Michigan
Maryland
*More*
-------------------------------------------------------------------------


    Occupancy            FICO               Doc                Amort          Grade
-------------------------------------------------------------------------------------
Owner Occu  99.26   580-599   2.08   Streamlined  40.86   Fixed     100.00  A   95.94
Second Hom   0.60   600-619   9.78   Full Doc     34.46                     A-   2.46
Investment   0.14   620-639  22.21   Stated Doc   13.30                     AA   1.60
                    640-659  25.48   Lite Doc      5.10
                    660-679  16.09   Limited Doc   3.90
                    680-699   8.03   Alt Doc       2.02
                    700-719   7.26                 0.35
                    720-739   3.21
                    740-759   3.77
                    760-779   1.53
                    780-899   0.55
-------------------------------------------------------------------------------------


     Margins       1st Rate Cap  Per Rate Cap  1st Rate Adj Dt      Life Adj Cap       Prepay Months   Sect 32  Balloons
------------------------------------------------------------------------------------------------------------------------
 Missing  100.00   .    100.00   .    100.00   .       100.00   N/A           100.00    0.00   29.96  N  100.00     1.50
                                                                                       12.00    1.79            Y  98.50
                                                                                       24.00   32.81
                                                                                       36.00   35.20
                                                                                       60.00    0.24

[GOLDMAN SACHS LOGO]

                           Project: GSAMP 2002 WMC-1
                            Deal Name NON CONFORMING
                               Lien Position 1 :

Loans   Principal Balance   Curr WAC   Orig WAM   Am WAM   St WAM   St Age   1st Cap   Per Cap
----------------------------------------------------------------------------------------------
475      $145,169,272.15     8.112      358.34    356.59   356.95    0.39     1.620     1.000
----------------------------------------------------------------------------------------------

Loans   Life Ca   MTR 7/0   Margin   _Minra   SUBOLTV   COMOLTV   PP Rter    FICO
-----------------------------------------------------------------------------------
475      14.486    23.47     5.834    7.996    81.26     89.02     24.50    636.715
-----------------------------------------------------------------------------------


 Current Rate        Principal Balance       Orig Term          Rem Term                   AM WAM            Age
--------------------------------------------------------------------------------------------------------------------
 5-5.9%    0.22   $0 - $50,000        0.21   180   0.76   121 - 180 Mths   0.76   121 - 180 Mths   0.76   0    64.16
 6-6.9%   15.41   $50,000 - $100,00   3.23   240   0.25   181 - 240 Mths   0.25   181 - 240 Mths   0.49   1    33.65
 7-7.9%   37.87   $100,000 - $150,0   3.53   360  98.99   301 - 360 Mths  98.99   301 - 360 Mths  98.75   2     1.41
 8-8.9%   31.96   $150,000 - $200,0   3.97                                                                3     0.78
 9-9.9%   11.94   $200,000 - $250,0   2.61
10-10.9%   1.94   $250,001 - $275,0   1.10
11-11.9%   0.63   $275,001 - $350,0  22.90
12-12.9%   0.03   $350,001 - $450,0  34.70
                  $450,001 - $550,0  16.40
                  $550,001 - $650,0   8.57
                  $650,001 - $750,0   2.77
--------------------------------------------------------------------------------------------------------------------


     Geography            City               Zip           Property Type      Nbr Units
---------------------------------------------------------------------------------------
California   66.88   LOS ANGE   7.88    94080    1.82   SINGLE FAM   74.17   1    94.11
New York      3.65   SAN DIEG   1.97    91364    1.70   PUD DET      13.82   2     3.40
Florida       3.43   WOODLAND   1.96    90045    1.17   2-4 FAMILY    5.89   4     2.06
Arizona       2.39   SOUTH SA   1.82    95132    1.13   CONDO         4.75   3     0.43
Virginia      2.37   SAN JOSE   1.66    92019    1.04   PUD ATT       1.33
Pennsylvani   2.01   VENTURA    1.48    91011    0.86   MAN HOUSING   0.04
Texas         1.99   LONG BEA   1.11    84020    0.84
New Jersey    1.96   EL CAJON   1.04    92677    0.84
Maryland      1.77   CAMARILL   0.99    90275    0.81
Massachuset   1.71   SCOTTSDA   0.98    94547    0.81
Michigan      1.52   HOUSTON    0.95    90019    0.79
Utah          1.25   HAYWARD    0.94    90035    0.78
*More*        9.06   *More*    77.19    *More*  87.40
---------------------------------------------------------------------------------------

  Geography       Purpose              Subj OLTV           Comb OLTV
-------------------------------------------------------------------------
California   Purchase       54.06   0.01-50.00   0.65   0.01-50.00   0.65
New York     Cash out Refi  39.48   50.01-60.0   1.25   50.01-60.0   1.03
Florida      Rate/Term Ref   6.46   60.01-70.0   5.50   60.01-70.0   5.09
Arizona                             70.01-75.0   8.10   70.01-75.0   4.42
Virginia                            75.01-80.0  52.06   75.01-80.0  16.18
Pennsylvani                         80.01-85.0  10.41   80.01-85.0  10.61
Texas                               85.01-90.0  13.78   85.01-90.0  15.96
New Jersey                          90.01-95.0   8.00   90.01-95.0  13.98
Maryland                            95.01-100.   0.25   95.01-100.  32.07
Massachuset
Michigan
Utah
*More*
-------------------------------------------------------------------------


    Occupancy            FICO               Doc                Amort          Grade
-------------------------------------------------------------------------------------
Owner Occu  95.49   500-539   7.38   Full Doc     40.85   2/28 ARM  70.72   A   20.56
Investment   3.19   540-559   3.80   Streamlined  24.47   3/27 ARM   6.39   A-  17.98
Second Hom   1.32   560-579   5.50   Stated Doc   16.26   Fixed     22.89   AA  44.93
                    580-599   9.35   Alt Doc       9.40                     B    9.93
                    600-619  10.78   Limited Doc   4.96                     B+   4.65
                    620-639  13.42   Lite Doc      3.98                     C    1.94
                    640-659  15.82                 0.07
                    660-679  10.81
                    680-699   8.56
                    700-719   5.88
                    720-739   3.73
                    740-759   3.56
                    *More*    1.41
-------------------------------------------------------------------------------------


     Margins       1st Rate Cap  Per Rate Cap  1st Rate Adj Dt      Life Adj Cap       Prepay Months    Sect 32  Balloons
-------------------------------------------------------------------------------------------------------------------------
Missing    22.89    .    22.89    .    22.89         .  22.89   N/A            22.89    0.00   14.35   N   99.48   100.0
3.01-5.00  16.90   1.00   0.61   1.00  77.11   FEB2003   0.61   12.00-12.49%    0.22   12.00    7.01   Y    0.52
5.01-6.00  31.68   1.50  70.11                 MAY2004   0.48   12.50-12.99%    1.28   24.00   57.91
6.01-6.50  16.19   3.00   6.39                 JUN2004   1.26   13.00-13.49%   14.07   36.00    9.53
6.51-7.00   4.64                               JUL2004  23.19   13.50-13.99%    7.84   60.00   11.19
7.01-7.50   3.52                               AUG2004  44.85   14.00-14.49%   23.27
7.51-8.00   3.29                               SEP2004   0.33   14.50-14.99%    7.46
8.01-8.50   0.37                               JUL2005   2.68   15.00-15.49%   13.71
8.51-9.00   0.53                               AUG2005   3.72   15.50-15.99%    2.44
                                                                16.00-16.49%    4.80
                                                                16.50-16.99%    0.74
                                                                *More*          1.27
-------------------------------------------------------------------------------------------------------------------------


Disclaimer:
Copyright 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or
(ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman
Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and
Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in
Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]


                            Project: GSAMP 2002 WMC-1
                            Deal Name NON CONFORMING
                                Lien Position 2 :

Loans   Principal Balance   Curr WAC   Orig WAM   Am WAM   St WAM   St Age   1st Cap   Per Cap
----------------------------------------------------------------------------------------------
310      $21,932,680.16      11.502     180.00    355.40   178.70    0.30      .         .
----------------------------------------------------------------------------------------------

Loans   Life Ca   MTR 7/0   Margin   _Minra   SUBOLTV   COMOLTV   PP Rter    FICO
-----------------------------------------------------------------------------------
31        .         .         .      15.250    19.61     98.88     20.65    678.444
-----------------------------------------------------------------------------------


 Current Rate        Principal Balance        Orig Term          Rem Term                 AM WAM               Age
---------------------------------------------------------------------------------------------------------------------
 8-8.9%   14.02   $0 - $50,000       10.56   180  100.00   121 - 180 Mths  100.00   121 - 180 Mths   1.74   0    69.9
 9-9.9%   11.98   $50,000 - $100,00  64.75                                          301 - 360 Mths  98.26   1    29.8
10-10.9%  10.24   $100,000 - $150,0  22.50                                                                  2     0.2
11-11.9%  29.09   $150,000 - $200,0   2.20
12-12.9%  17.62
13-13.9%  13.32
14-14.9%   3.73
---------------------------------------------------------------------------------------------------------------------


Geography            City               Zip             Property Type       Nbr Units
--------------------------------------------------------------------------------------
California   79.53   LOS ANGE   7.21    94080    2.30   SINGLE FAM  69.56   1    96.22
Colorado      2.07   SAN DIEG   2.43    91011    1.55   PUD DET     14.10   2     2.50
Florida       1.82   SOUTH SA   2.30    93003    1.39   CONDO       10.17   4     0.90
Nevada        1.81   SAN JOSE   1.90    94547    1.34   2-4 FAMILY   3.78   3     0.38
Texas         1.73   VENTURA    1.89    90045    1.22   PUD ATT      2.39
Utah          1.58   LA CANAD   1.55    92673    1.16
Pennsylvani   1.28   SAN CLEM   1.53    91344    1.12
Virginia      1.26   HAYWARD    1.48    92677    1.09
Michigan      1.20   CHULA VI   1.43    90036    1.08
Arizona       1.20   OAKLAND    1.39    91006    1.06
Tennessee     1.13   HERCULES   1.34    91913    0.99
Illinois      1.02   THOUSAND   1.18    95035    0.97
*More*        4.37   *More*    74.39    *More*  84.74
--------------------------------------------------------------------------------------

 Geography        Purpose              Subj OLTV           Comb OLTV
--------------------------------------------------------------------------
California   Purchase       84.56   0.01-50.00  100.00   80.01-85.0   1.45
Colorado     Cash out Refi  12.76                        85.01-90.0   3.38
Florida      Rate/Term Ref   2.68                        90.01-95.0   9.19
Nevada                                                   95.01-100.  85.98
Texas
Utah
Pennsylvani
Virginia
Michigan
Arizona
Tennessee
Illinois
*More*
--------------------------------------------------------------------------


    Occupancy            FICO               Doc                Amort          Grade
-------------------------------------------------------------------------------------
Owner Occu  98.83   Missing   0.12   Full Doc     41.78   Fixed   100.00   A    95.67
Second Hom   0.79   580-599   0.54   Streamlined  31.09                    A-    2.85
Investment   0.38   600-619   4.91   Stated Doc   14.80                    AA    1.48
                    620-639  16.01   Alt Doc       5.98
                    640-659  18.14   Lite Doc      3.62
                    660-679  15.80   Limited Doc   2.73
                    680-699  13.04
                    700-719  12.31
                    720-739   8.05
                    740-759   7.39
                    760-779   1.22
                    780-899   2.47
-------------------------------------------------------------------------------------


     Margins       1st Rate Cap  Per Rate Cap  1st Rate Adj Dt   Life Adj Cap   Prepay Months    Sect 32     Balloons
----------------------------------------------------------------------------------------------------------------------
Missing  100.00          100.00        100.00           100.00   N/A   100.00    0.00   25.92   N   100.00        1.74
                                                                                12.00    1.85                Y   98.26
                                                                                24.00   43.89
                                                                                36.00   28.34
----------------------------------------------------------------------------------------------------------------------


Disclaimer:
Copyright 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or
(ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman
Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and
Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in
Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.